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                                                                    EXHIBIT 21.1

             SUBSIDIARIES OF SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

The subsidiaries of the Company at December 31, 2002 were as follows:

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                                                                                                          JURISDICTION OF
                                                                                                         INCORPORATION OR
NAME                                                                                                       ORGANIZATION
----                                                                                                     ----------------
Schweitzer-Mauduit Canada, Inc...................................................................    Manitoba Province (Canada)
Schweitzer-Mauduit International China, Limited..................................................    Hong Kong, China
Schweitzer-Mauduit Spain, S.L....................................................................    Spain
        - LTR Industries S.A.....................................................................    France
        - Schweitzer-Mauduit do Brasil, S.A......................................................    Brazil
        - Schweitzer-Mauduit Holding S.A.R.L.....................................................    France
            - Schweitzer-Mauduit Industries S.A.R.L..............................................    France
        - Schweitzer-Mauduit France S.A.R.L......................................................    France
            - Papeteries de Saint-Girons S.A.S...................................................    France
                - Saint-Girons Industries S.N.C..................................................    France
            - Papeteries de Mauduit S.A.S........................................................    France
                - PDM Industries S.N.C.  ........................................................    France
                - Papeteries de Malaucene S.A.S..................................................    France
                    - Malaucene Industries S.N.C.   .............................................    France
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